Exhibit 99.2

| 1 Fall 2026 | CONFIDENTIAL Subordinated Notes Offering

| 2 Disclaimer Forward Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (the “SEC”), in our annual reports to our stockholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters. Although NB Bancorp, Inc. (“NB Bancorp” or the “Company”) believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes which adversely affect borrowers’ ability to service and repay loans; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; turbulence in the capital and debt markets; reductions in net interest income resulting from interest rate volatility as well as changes in the balances and mix of loans and deposits; changes in interest rates and real estate values; changes in loan collectability and increases in defaults and charge-off rates; decreases in the value of securities and other assets, adequacy of credit loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; risks related to the Company’s acquisitions generally, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; unforeseen integration issues or impairment of other intangibles; and the Company’s inability to achieve expected revenues, cost savings, synergies, and other benefits at levels or within the timeframes originally anticipated; changing government regulation; competitive pressures from other financial institutions; changes in legislation or regulation and accounting principles, policies and guidelines; cybersecurity incidents, fraud, natural disasters, and future pandemics; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company’s financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Form 10-K and updated by our Quarterly Report on Form 10-Q and other filings submitted to the SEC. These statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this presentation or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures, including tangible shareholders’ equity, tangible assets, and return on average tangible common equity. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. A reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix to this presentation.

| 3 Disclaimer (Continued) This presentation has been prepared solely for informational purposes from information supplied by or on behalf of the Company and its subsidiaries (collectively, “we,” “our” or “us”) and is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any of our securities or the securities of any of our affiliates or subsidiaries. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment. The information in this presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. We reserve the right to request the return of this presentation at any time. This presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act of 1933, as amended (the “Securities Act”)) and qualified institutional buyers (as defined in Rule 144A under the Securities Act). Any such offering may be made only pursuant to a written purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This presentation does not contain all the information you should consider before investing in our securities and should not be construed as investment, legal, regulatory or tax advice. It does not purport to contain all the information that may be relevant. ln addition, the financial information presented in this presentation is derived from Company records including its filings with the SEC and the audited and unaudited financial information therein. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment before making an investment decision and should not rely on any information set forth in this presentation. The securities referenced in this presentation have not been registered under the Securities Act or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the SEC, any state securities commission, any federal or state banking regulators, or any other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. The securities referenced in this presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. Certain information contained in this presentation may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and have not independently verified such information. The delivery of this presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this presentation. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom.

| 4 Presenters Joseph Campanelli Chairman, Chief Executive Officer and President JP Lapointe Senior Executive Vice President, Chief Financial Officer

| 5 1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organizations. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating Terms of the Proposed Subordinated Debt Offering Issuer Security Amount Security Rating¹ Issuance Type Offering Structure Term No Call Period Use of Proceeds Underwriter NB Bancorp, Inc. (NASDAQ: NBBK) Subordinated notes due 2036 $100 million BBB- by Kroll Bond Rating Agency Reg. D Private Placement with Registration Rights Fixed-to-Floating Rate (Fixed During First Five Years) 10 Years 5 Years General corporate purposes

| 6 Overview of NB Bancorp

| 7 1) Community banks defined as U.S. Banks with <$100 Billion in assets Note: Assets, Loans, Deposits, and Branch Count are as of September 30, 2026. Market Cap as of October 15, 2026 Source: S&P Capital IQ Pro Overview of NB Bancorp Key Highlights $7.7B $6.8B $6.5B $857M $925M 21 Branches Total Assets Total Gross Loans Total Deposits Total Equity Market Capitalization Across Boston and New Hampshire 4th largest publicly traded community bank headquartered in Massachusetts¹ NASDAQCM: NBBK Headquartered: Needham, MA IPO: December 2023; Raised ~$410M in gross proceeds BankProv: Acquisition closed November 15, 2025 NBBK (21) NH Manchester Concord Keene Dover MA Springfield Lowell Plymouth Gardner Pittsfield Worcester Gloucester Boston Brockton Boston-Cambridge-Newton, MA-NH MSA Total Population: 5,065,382 ‘26-’31 Proj. Pop. Change: 2.14% Median HHI: $121,960 Proj. HHI Change: 12.10%

| 8 Investment Highlights Experienced management team and talent base to grow market share, invest for the future, and serve the community Focused on driving franchise value via relationship-based banking and active community involvement History of consistent earnings through various market cycles Credit profile reflective of a diligent and conservative risk management culture Prudent stewards of capital – committed to responsible lending, driving organic growth and investing in the future Strong and stable deposit base with 130+ year history of banking in the communities served Attractive markets of operation to continue generating core loans and deposits

| 9 Source: S&P Capital IQ Pro; U.S. Bureau of Economic Analysis; Massachusetts Department of Economic Research Industry Drivers of Local Market Largest Employers Boston MSA Median HHI ($) $87K $122K U.S. Boston MSA Boston MSA 2026-2031 Projected HHI Δ 11.3% 12.1% U.S. Boston MSA Massachusetts 2025 GDP by Industry Real Estate & Finance (23%) Professional (19%) Healthcare & Education (12%) Government (9%) Retail Trade (4%) Entertainment (4%) Construction (4%) Transportation & Warehousing (2%) Other (23%)

| 10 ~10x the market 1) BP refers to BankProv Source: S&P Capital IQ Pro Over the two-year period ended June 30, 2026 (latest market data available), each Needham Bank branch experienced growth that matched or exceeded growth in its respective market. In aggregate, Needham Bank achieved growth at ~10 times the overall market growth during this period. Strength of Growing Deposit Base 5% 1% 7% 4% (17%) 13% 15% 2% 1% (11%) 10% 2% 16% 41% 30% 17% 7% 18% 29% 21% 27% 14% 20% 20% Needham Main Office Ashland Dedham Dover Medfield Medford Retail Millis Mission Hill Natick Wellesley Westwood All NB Branches (Excl. BP¹) Market Growth NB Deposit Growth

| 11 Financial Overview

| 12 1) Non-GAAP financial measure. Please refer to the Appendix for a reconciliation Targeted Balance Sheet Growth Total Deposits ($M) Tangible Common Equity¹ ($M) Total Assets ($M) Total Gross Loans ($M) $5,158 $7,006 $7,226 $7,447 $7,684 2024 2025 Q1'26 Q2'26 Q3'26 $4,333 $5,986 $6,210 $6,423 $6,766 2024 2025 Q1'26 Q2'26 Q3'26 $4,178 $5,854 $6,097 $6,320 $6,521 2024 2025 Q1'26 Q2'26 Q3'26 $764 $826 $811 $811 $829 2024 2025 Q1'26 Q2'26 Q3'26

| 13 1) Reflects annualized quarterly net income 2) Non-GAAP financial measure. Please refer to the Appendix for a reconciliation Track Record of Strong Performance Return on Average Assets Return on Average Tangible Common Equity² Net Income ($M) Return on Average Equity 0.88% 0.92% 0.86%¹ 1.17%¹ 1.23%¹ 2024 2025 Q1'26 Q2'26 Q3'26 5.7% 6.6% 7.1%¹ 10.0%¹ 10.7%¹ 2024 2025 Q1'26 Q2'26 Q3'26 5.7% 6.8% 7.3%¹ 10.4%¹ 11.1%¹ 2024 2025 Q1'26 Q2'26 Q3'26 $42.1 $50.3 $15.0 $21.1 $23.1 $60.8¹ $84.7¹ $91.8¹ 2024 2025 Q1'26 Q2'26 Q3'26

| 14 Note: Quarterly results are annualized Track Record of Strong Performance (Continued) Noninterest Income / Average Assets Noninterest Expense / Average Assets Net Interest Margin Efficiency Ratio 3.53% 3.79% 3.94% 4.00% 3.97% 2024 2025 Q1'26 Q2'26 Q3'26 59.0% 64.5% 61.5% 58.9% 60.5% 2024 2025 Q1'26 Q2'26 Q3'26 0.24% 0.30% 0.26% 0.31% 0.27% 2024 2025 Q1'26 Q2'26 Q3'26 2.13% 2.53% 2.45% 2.43% 2.48% 2024 2025 Q1'26 Q2'26 Q3'26

| 15 1) Non-GAAP financial measure. Please refer to the Appendix for a reconciliation Source: Company filings; Call Report and Y-9C regulatory filings. Capital Ratios (Pre-Transaction) Tier 1 Capital Ratio Total Capital Ratio Tangible Common Equity / Tangible Assets¹ Leverage Ratio NR NR 12.10% 10.76% 10.57% 10.50% 10.46% 14.82% 11.85% 11.27% 10.94% 10.82% 2024 2025 Q1'26 Q2'26 Q3'26 14.11% 12.37% 12.25% 12.35% 12.00% 17.41% 13.59% 13.00% 12.76% 12.42% 10.0% FRB "Well Capitalized" 2024 2025 Q1'26 Q2'26 Q3'26 13.20% 11.62% 11.44% 11.50% 11.22% 16.51% 12.83% 12.19% 11.95% 11.64% 6.0% FRB "Well Capitalized" 2024 2025 Q1'26 Q2'26 Q3'26 12.51% 10.90% 11.04% 10.89% 10.88% 15.29% 13.28% 11.68% 11.26% 11.25% 5.0% FRB "Well Capitalized" 2024 2025 Q1'26 Q2'26 Q3'26 Bank-Level Consolidated

| 16 Loan Portfolio & Asset Quality

| 17 Commercial Real Estate 34% 1-4 Family including HELOCs 21% Commercial & Industrial 17% Construction & Development 12% Multifamily 9% Warehouse 4% Consumer 3% Note: Loan balances above include deferred fees Diversified Loan Portfolio (Q3’26) Q3’26 Yield on Loans: 6.66% $6.8B Total Loan Type Balance ($M) Wtd. Avg. Rate Wtd. Avg. Maturity Fixed Variable Commercial real estate $2,305 6.38% 9.1yrs 18% 82% 1-4 family (incl. HELOCs) 1,430 5.36% 26.0yrs 42% 58% C&I 1,137 7.09% 7.1yrs 28% 72% Construction 846 7.50% 5.0yrs 19% 81% Multi-family 585 5.97% 14.9yrs 3% 97% Mortgage warehouse 238 6.43% 0.1yrs -- 100% Consumer 236 8.79% 10.7yrs 98% 2% Total Loans $6,777 6.49% 12.1yrs 28% 72%

| 18 Overview of Commercial Real Estate Portfolio (Q3’26) Multi-Family 27% Office 15% Hospitality 14% Mixed Use 11% Industrial 8% Retail 9% Other 15% Cannabis Facility 25% Industrial 26% Retail 17% Special Purpose 11% Office 6% Other 15% $751M Total $2.1B Total Owner-Occupied CRE By Collateral Type Non-Owner-Occupied CRE By Collateral Type

| 19 Structured Finance 30% Middle Market 17% Renewable Energy 16% Cannabis 12% Cannabis Bridge Financing 10% Bridge Financing 6% Small Business / Other 9% Boston MSA 39% California Connecticut 11% 7% Florida 11% Illinois 15% New York 10% Other 8% Overview of C&I Portfolio (Q3’26) C&I By Type C&I By Geography $1.1B Total $1.1B Total

| 20 Condos 27% Land 16% Multi-Family 12% Single Family 10% Hotel/Motel 7% Other 28% Boston MSA Rhode Island 85% 6% Texas 2% New Jersey 1% Michigan 1% Florida 1% Other 4% Overview of Construction Lending (Q3’26) Construction By Type Construction By Geography $846M Total $846M Total

| 21 Non-Owner-Occupied - Office 69% Non-Owner-Occupied - Medical Office 14% Owner-Occupied - Office 8% Other 9% 1) Includes commercial real estate and construction office loans Office Portfolio Overview (Q3’26)¹ Office Portfolio (Q3’26) Weighted Average Rate Weighted Average Maturity Weighted Average LTV Weighted Average DSCR 6.07% 7.4 yrs 53% 1.74x $388M Total Our $388 million office portfolio consists principally of suburban Class A and B office space used as medical and traditional offices. The portfolio does not include any loan collateralized by high-rise towers located in Boston.

| 22 Cannabis Business Highlights • As of September 30, 2026, we had outstanding loan balances of $576 million to cannabis businesses: • $401 million was direct to cannabis entities • $175 million was indirect to cannabis entities • Weighted average LTV and DSCR was 47% and 3.2x, respectively with LTVs ranging from 2% - 67% • 75% of the total outstanding loans were collateralized by real estate, including 100% of the direct cannabis loans • As of September 30, 2026, the Company had $575 million in cannabis deposits • $428 million came directly from cannabis entities • $148 million came indirectly from cannabis entities • Deposit-to-Loan ratios on cannabis loans range from 9% - 100% 62% 57% 69% 69% 70% 38% 44% 31% 31% 30% Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Cannabis Direct Cannabis Indirect $409M $467M $456M $522M $575M Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Cannabis Business Loans (% of Total) Total Cannabis Deposits $419M $405M $467M $543M $576M Cannabis Commentary • The interest rate spread on the cannabis portfolio is 7.25%. This spread excludes accretion of deferred fees from amounts paid by customers at the time of origination and cash management fees paid by customers

Enterprise Value ("EV") Portfolio (Acquired Through Merger)

NB Bancorp, Inc.

- Our C&I portfolio as of September 30, 2026, includes a ~$96 million EV portfolio, acquired from BankProv. The EV portfolio consists of loans and lines to entities collateralized by the cash flows and underlying enterprise value of the borrowing entity and is currently in run-off mode.
- This portfolio has loans across the country and is geographically dispersed
- The balance of this portfolio as of the date of the BankProv acquisition was $207 million. The portfolio has paid down $111 million in the short time since acquisition through September 30, 2026
  - The purchased-credit deteriorated EV loans charged off since acquisition amounted to $16.4 million and the Bank had $17.2 million in specific reserves against the charged-off loans
- The credit risk associated with this type of lending is the risk that the cash flows of the entity significantly decrease and do not provide for the ability to repay the remaining balance of the loan
- Management monitors this portfolio very closely and has been in close contact with all of the borrowing entities since acquisition
- Of the $42.3 million of purchased-credit-deteriorated fair value credit marks recorded at acquisition, $31.2 million related to the EV portfolio with $13.7 million remaining as of September 30, 2026

EV By Type (Q3'26)


Retail/Wholesale 1%
Manufacturing 12%
Healthcare 13%
$96M Total
Service 53%
Trade Contractors 21%

EV Balance Trend


$188M
$159M
$130M
$96M
Q4'25
Q1'26
Q2'26
Q3'26

| 23

| 24 $30M Downstream² 1) Financials reflect bank-level call report data 2) Assumes $100 million in proceeds from subordinated notes offering and $30 million downstream of net proceeds to the Bank Note: CRE loans as defined in the regulatory agencies’ guidance Source: S&P Capital IQ Pro Loan Portfolio Concentrations 250% 314% 318% 314% 343% 332% 2024 2025 Q1'26 Q2'26 Q3'26 Q3'26 Pro Forma 89% 92% 96% 91% 97% 94% 2024 2025 Q1'26 Q2'26 Q3'26 Q3'26 Pro Forma Commercial Real Estate / Total Risk-Based Capital¹ Construction & Development / Total Risk-Based Capital¹

| 25 Asset Quality Commentary • The Q3’26 increase in nonaccrual loans from $27.7 million to $36.1 million is primarily due to a $12.7 million commercial real estate loan acquired from BankProv being placed on non-accrual during as of September 30, 2026 • The ACL as a percent of NPLs dropped from 297% to 217%, primarily due to a charge-off of a PCD C&I loan of $4.0 million, partially offset by the increase in commercial real estate loans on nonaccrual of $12.6 million as of September 30, 2026 1) PCD loans were the result of the BankProv acquisition closed on November 15, 2025 and did not exist prior to that date Asset Quality Reserves / Loans (%) & Reserves / NPLs (%) 0.89% 1.46% 1.29% 1.28% 1.16% 280% 201% 176% 297% 217% 2024 2025 Q1'26 Q2'26 Q3'26 Reserves / Loans Reserves / NPLs NPA Trends ($M) $13.9 $7.5 $15.3 $13.2 $12.8 $35.9 $30.3 $14.5 $23.3 $13.9 $43.4 $45.6 $27.7 $36.1 2024 2025 Q1'26 Q2'26 Q3'26 NBBK Nonaccruals BankProv Nonaccruals (acquired portfolio) $ in millions 2024 2025 Q1’26 Q2’26 Q3’26 NPAs / assets 0.27% 0.62% 0.63% 0.37% 0.47% NPAs (ex. PCD) / assets¹ 0.27% 0.11% 0.21% 0.18% 0.33%

| 26 1) Reflects annualized metrics Historically Strong Credit Culture • Our loan portfolio consists primarily of commercial real estate and multifamily loans, one-to four-family residential real estate loans, construction and land development loans, commercial and industrial loans, mortgage warehouse loans and consumer loans. These loans are primarily made to individuals and businesses located in our primary lending market area, which is the Greater Boston metropolitan area and surrounding communities in Massachusetts, Eastern Connecticut, Southern New Hampshire and Rhode Island • For Q1 2026, the increase in NCOs / average loans was due to charge-offs of $12.4 million of previously identified purchase-credit-deteriorated C&I loans • For the quarter ended September 30, 2026, the increase in Company’s NCOs / average loans was primarily due to a $4.0 million charge off on an acquired purchased-credit-deteriorated C&I loan and charge offs on purchased consumer loans 0.22% 0.18% 0.91% 0.07% 0.31% 2024 2025 Q1'26 Q2'26 Q3'26 NCOs / Average Loans¹

| 27 Funding & Liquidity Management

| 28 Note: Deposit composition reflects regulatory holding company data Support of Strong Deposit Base Q3’26 Q2’26 Q1’26 ($ in millions) Balance WAR Balance WAR Balance WAR Noninterest-bearing demand deposits $997 0.00% $952 0.00% $871 0.00% Savings accounts 221 1.01% 213 0.65% 211 0.56% NOW accounts 770 0.19% 755 0.19% 693 0.17% Money market accounts 1,778 3.07% 1,667 3.04% 1,743 2.98% Customer CDs 2,063 3.87% 2,015 3.87% 2,008 3.97% Brokered CDs 693 4.00% 719 3.97% 570 3.85% Transaction 27% Savings & MMDA 31% Retail CDs 9% Jumbo CDs 23% Brokered CDs 11% (Q3’26) $6.5B Total Cost of Deposits 3.28% 2.96% 2.73% 2.68% 2.69% 2024 2025 Q1'26 Q2'26 Q3'26 $605M $449M $588M $186M $218M Q4'26 Q1'27 Q2'27 Q3'27 Q4'27 Deposit Balances Time Deposit Maturities

Overview of Securities Portfolio (Q3'26)

NB Bancorp, Inc.



Other
9%
U.S. Treasuries
33%
Corporate Bonds
20%
$280M
Total
Agency Mortgage-Backed Securities
38%

Q3'26 Yield on Securities: 4.45%

Securities Portfolio Commentary

- 100% AFS classification
- Weighted average life of 4.2 years, modified duration of 3.3 years
- Agency MBS: pass throughs, ARMs, CMOs and multi-family securities
- Corporates:
  - ~25% Senior Notes (weighted average A rated)
  - ~75% community bank sub debt (mostly local depositories)
  - Average investment size of $2.25M
- Net unrealized losses of ~$15M

| 29

| 30 1) Certain shortcomings are inherent in the methodologies used in the measurement of interest rate sensitivity presented in this chart. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2025 ("Management of Market Risk") for additional information. Interest Rate Sensitivity Year 1 net interest income sensitivity to rate shocks, %, at September 30, 2026¹ (6.0%) (4.5%) (2.7%) 2.6% 4.8% 6.8% (300 bps) (200 bps) (100 bps) +100 bps +200 bps +300 bps

| 31 FHLB Advances 3.8% Brokered Deposits 17.6% FHLB Unused Borrowing Capacity 17.9% FED Available Borrowing Capacity 29.4% Capacity for Additional Brokered Deposits 31.2% (Q3’26) Prudent Liquidity Management As of September 30, 2026, the Company had: • $150 million of outstanding advances from the Federal Home Loan Bank of Boston (“FHLBB”) • $693 million of brokered deposits • $705 million of unused borrowing capacity with the FHLBB • $1.2 billion available with the Federal Reserve Bank’s Borrower-in-Custody Program. • $1.2 billion of additional capacity for brokered deposits, pursuant to internal liquidity policy stating that brokered deposits can be up to 25.0% of total assets 78.5% Unused Capacity

Pro Forma Capital Ratios

NB Bancorp, Inc.

$ in millions	Needham Bank (Bank) (A) Preliminary 9/30/2026	(B) Pro forma adjustments	(A) + (B) = (C) Pro forma 9/30/2026	NB Bancorp, Inc. (Consolidated) (D) Preliminary 9/30/2026	(E) Pro forma adjustments	(D) + (E) = (F) Pro forma 9/30/2026
Regulatory capital components						
Common Equity Tier 1	**$807**	**$30[1]**	**$837**	**$838**		**$838**
Plus: Additional Tier 1 capital	--		--	--		--
Tier 1 capital	**807**	**30**	**837**	**838**	**--**	**838**
Plus: Tier 2 capital	56		56	56	100	156
Total risk-based capital	**$863**	**$30**	**$893**	**$894**	**$100**	**$994**
Assets for regulatory ratios						
Risk weighted assets	$7,186	$20[2]	$7,205	$7,194	$20[2]	$7,214
Average assets for leverage ratio	7,415	49	7,464	7,446	49	7,495
Memo						
Common equity	$826	$30[1]	$856	$857		$857
Tangible common equity[5]	797	30[1]	827	829		829
Tangible assets[5]	7,624	98[3]	7,723	7,655	98[3]	7,754
Regulatory C&D loans	840		840	840		840
Regulatory CRE loans[4]	2,963		2,963	2,963		2,963
Tangible common equity / tangible assets[5]	**10.46%**		**10.71%**	**10.82%**		**10.69%**
Tier 1 leverage ratio	**10.88%**		**11.21%**	**11.25%**		**11.18%**
CET1 ratio	**11.22%**		**11.61%**	**11.64%**		**11.61%**
Tier 1 ratio	**11.22%**		**11.61%**	**11.64%**		**11.61%**
Total risk-based ratio	**12.00%**		**12.39%**	**12.42%**		**13.78%**
Double leverage	**--**		**--**	**96%**		**100%**
Regulatory CRE concentration (% of total risk-based capital)	**343%**		**332%**	**--**		**--**
Adj. regulatory CRE concentration (% of total risk-based capital)[6]	**343%**		**308%**	**--**		**--**

1) Assumes $30 million downstream of net proceeds to the Bank
2) Assumes 20% risk weight on net proceeds
3) Net proceeds impact
4) Commercial real estate loans as defined in the regulatory agencies' guidance (non-OO CRE, multifamily, C&D / CRE loans not secured by real estate)
5) Non-GAAP financial measure. Please refer to the Appendix for a reconciliation
6) Shown as if 100% of the net proceeds were downstreamed to the Bank

Note: For illustrative purposes only, assumes $100 million subordinated debt raise, net of customary offering expenses

Source: S&P Capital IQ Pro, Company Call Report and Y9-C filings

| 32

| 33 1) For illustrative purposes only. Assumes $100 million subordinated debt raise with customary offering expenses for the nine months ended September 30, 2026 Note: Figures may not sum due to rounding Pro Forma Interest Coverage Calendar year ended Nine months ended September 30, 2026 Offering $ in millions 2024 2025 Standalone adjustments¹ Pro forma Earnings Income before taxes $59 $71 $77 ($3) $74 Plus: Interest expense on FHLB borrowings 4 5 5 -- 5 Plus: Interest expense on new subordinated notes -- -- -- 6 6 Earnings before debt interest expense - (A) 63 77 82 3 85 Plus: Interest expense on deposits 127 133 123 -- 123 Earnings before interest expense on debt and deposits - (B) $190 $209 $205 $3 $208 Interest Expense Interest expense on FHLB borrowings $4 $5 $5 -- $5 Interest expense on new subordinated notes -- -- -- 6 6 Interest expense excluding interest on deposits - (C) 4 5 5 6 11 Plus: Interest expense on deposits 127 133 123 -- 123 Interest expense including interest on deposits - (D) $131 $138 $128 $6 $134 Interest coverage (excluding deposit interest expense) - (A) / (C) 14.3x 14.1x 16.3x 8.0x Interest coverage (including deposit interest expense) - (B) / (D) 1.4x 1.5x 1.6x 1.6x

| 34 Appendix

| 35 Reconciliation Non-GAAP Financial Measures Calendar year ended For the three months ended $ in millions 2024 2025 Q1’26 Q2’26 Q3’26 Bank Level Tangible common equity Shareholders’ equity $607 $779 $791 $811 $826 Less: Intangible assets 1 38 37 36 29 Tangible common equity $606 $741 $754 $774 $797 Tangible assets Total assets $5,006 $6,927 $7,175 $7,416 $7,653 Less: Intangible assets 1 38 37 36 29 Tangible assets $5,005 $6,889 $7,138 $7,380 $7,624 Tangible common equity / tangible assets (Bank level) 12.10% 10.76% 10.57% 10.50% 10.46% Consolidated Tangible common equity Shareholders’ equity $765 $859 $843 $842 $857 Less: Intangible assets 1 33 32 31 29 Tangible common equity $764 $826 $811 $811 $829 Tangible assets Total assets $5,158 $7,006 $7,226 $7,447 $7,684 Less: Intangible assets 1 33 32 31 29 Tangible assets $5,157 $6,973 $7,194 $7,416 $7,655 Tangible common equity / tangible assets (Consolidated) 14.82% 11.85% 11.27% 10.94% 10.82%

| 36 Reconciliation Non-GAAP Financial Measures Calendar year ended For the three months ended $ in millions 2024 2025 Q1’26 Q2’26 Q3’26 Return on average tangible common equity: Net income $42 $50 $15 $21 $23 Average shareholders’ equity $746 $758 $862 $844 $855 Less: Average intangible assets 1 17 32 32 30 Average tangible shareholders’ equity $745 $741 $829 $813 $825 Return on average tangible common equity 5.7% 6.8% 7.3% 10.4% 11.1%

| 37 Executive Management Overview Joseph Campanelli Chairman, President & CEO Christine Roberts SEVP & Chief Operating Officer JP Lapointe SEVP & Chief Financial Officer Kevin Henkin EVP & Chief Credit Officer Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston. Ms. Roberts is Senior Executive Vice President and Chief Operating Officer of Needham Bank, a position she has held since January 2025 when she joined Needham Bank. Prior to this, Ms. Roberts was Executive Vice President of Citizens Pay at Citizens Bank from April 2022 to January 2025. Ms. Roberts had been employed at Citizens Bank from August 2012 to April 2022, where she held positions of increasing responsibility across the institution. Mr. Lapointe is Senior Executive Vice President and Chief Financial Officer of Needham Bank, a position he has held since February 2024. Prior to this, Mr. Lapointe was the Chief Financial Officer of Northeast Bank from November 2017 until February 2024. Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017. Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts. Mr. Henkin is Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018. In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk management framework over the Bank’s lending operations. Mr. Henkin has over 30 years of banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions.

| 38 Non-Management Board of Directors Overview Susan Elliott Director Prior to her retirement in 2019, Ms. Elliott served as Executive Vice President and Chief Business Officer for the Federal Home Loan Bank of Boston (FHLB) (2009- 2019); previously she held various roles at the FHLB. She was recently elected to serve on the Board of Directors of the FHLB of Boston. Ms. Elliott received a bachelor’s degree from University of New Hampshire and an MBA from Babson F.W. Olin Graduate School of Business. Angela Jackson Director Dr. Jackson is a lecturer at Harvard University, where she teaches courses on education, entrepreneurship and innovation. Dr. Jackson served as Chief Ecosystem Investment Officer at Kapor Enterprises and served as a Managing Partner at New Profit, a venture philanthropy firm (2018-2022). She graduated University of Missouri-Columbia with a B.A. in Journalism and History, and she holds a Doctorate of Education leadership from Harvard University. Christopher Lynch Director Mr. Lynch is a Partner and Co-Founder of Marshall Resources, an information technology services company. He is also an entrepreneur and investor, previously he has been the sole owner and operator of various real estate investment entities. Since 2009, Mr. Lynch has owned and managed a wine investment company. Mr. Lynch received a B.S. from Boston College. Paul Ayoub Chair Mr. Ayoub is a practicing attorney and chair of Nutter McClennan & Fish, LLP, a full-service law firm headquartered in Boston, Massachusetts, where he is a partner in the firm’s Real Estate department and represents client in the financing and development of commercial real estate projects. Mr. Ayoub has also served, including as chairman, on various real estate industry, business and charitable boards of directors. Mr. Ayoub received a B.A. from Brown University and holds a J.D. from Boston College Law School.

| 39 Non-Management Board of Directors Overview (Continued) Mark Whalen Director Prior to his retirement in 2017, Mr. Whalen was a career banker, previously serving as Needham Bank’s President and Chief Operating Officer (2014-2015) and former CEO (2015-2017). Prior to joining Needham Bank in 2007, Mr. Whalen was President and CEO of Dedham Co-operative Bank (1999-2007). Mr. Whalen received a B.A. in Psychology from Stonehill College. Francis Orfanello Director Mr. Orfanello is an Operating Partner at One Rock Capital Partners, where he focuses on Food & Beverage Manufacturing and Distribution. Previously, Mr. Orfanello was a corporate executive for over 20 years at various food and beverage companies, where he oversaw national supply chain and sales operations as well as leading strategic initiatives in new product development, manufacturing modernization and distribution / scaling. He earned a B.S. in Business Administration from Stonehill College and is a Certified Public Accountant. William Darcey Director Mr. Darcey has served as President and CEO of Provider Group, an insurance agency headquartered in Needham, Massachusetts and Providence, Rhode Island, since 2009 after joining the firm in 2001. He has over 30 years of experience providing risk management services to businesses and individuals throughout New England. Mr. Darcey received a B.S. in Economics from University of New Hampshire and an MBA from Babson F.W. Olin Graduate School of Business. Joseph R. Nolan, Jr. Director Mr. Nolan serves as Chairman, President and CEO of Eversource Energy Service Company, New England’s largest electric, gas and water utility. Previously, Mr. Nolan served as Executive Vice President of Customer and Corporate Relations at Eversource (2016-2020). He received his Bachelor of Arts degree in Communications and his Master of Business Administration from Boston College.

| 40 Non-Management Board of Directors Overview (Continued) Hope Pascucci Director Ms. Pascucci is President and Principal of Rose Grove Capital Management, a fixed-income hedge fund headquartered in Wellesley, Massachusetts. Previously, Ms. Pascucci served as Co-Head of Global Capital Markets at Deutsche Bank, where her responsibilities included oversight of Global DCM, European and Asian ECM and High Yield / Leverage Loans; Ms. Pascucci has previously served on the Board of Trustees at Amherst College and the Board of Directors of Standard & Poor’s. She received a B.A. from Amherst College. Joseph Reilly Director Mr. Reilly is the former President and CEO of Provident Bancorp and joined the Board following NB Bancorp’s acquisition of Provident. Mr. Reilly has more than 35 years of experience in the banking industry and was the Co-Founder, President and CEO of Centrix Bank, which merged with Eastern Bank in 2014; Prior to Centrix, Mr. Reilly held positions at Bank of New Hampshire, TD Bank, Centerpoint Bank and Fleet Bank. He holds an MBA from University of New Hampshire. Raza Shaikh Director Mr. Shaikh is an entrepreneur and early-stage investor and, since 2020, a Managing Director of Launchpad Venture Group. He is also the owner of Raza Enterprises, a consulting firm that focuses on mobile applications and games; Mr. Shaikh was Co-Founder and Chief Technology Officer of NorthBay, a consulting firm focused on data analytics (2010-2019). Mr. Shaikh received an undergraduate degree from National University of Sciences & Technology in Pakistan. Kenneth Montgomery Director Prior to his retirement in 2024, Mr. Montgomery served as First Vice President and Chief Operating Officer at the Federal Reserve Bank of Boston; currently, Mr. Montgomery also serves on Ripple’s Stablecoin Advisory Board. Mr. Montgomery served as interim President and CEO at the Federal Reserve of Boston (2021- 2022), previously he oversaw technology groups and systems as Executive Vice President and Federal Reserve System Chief Technology Officer in Richmond, Virginia. He received a bachelor’s degree from Seton Hall University and an MBA from Farleigh Dickinson University.

| 41 Thank You